Exhibit 21

Schedule of Subsidiaries

STEEL PARTNERS HOLDINGS GP INC., a Delaware corporation
SPH GROUP LLC, a Delaware limited liability company
SPH GROUP HOLDINGS LLC, a Delaware limited liability company
STEEL PARTNERS II L.P., a Delaware limited partnership
CHINA ACCESS PAPER INVESTMENT COMPANY LIMITED, a corporation organized under the laws of Mauritius
DGT HOLDINGS CORP., a New York corporation
HANDY & HARMAN LTD., a Delaware corporation
STEEL EXCEL INC., a Delaware corporation
WF ASSET CORP., a Delaware corporation
BNS HOLDINGS, INC., a Delaware corporation
BNS CO., a Delaware corporation
WEBFINANCIAL HOLDING CORPORATION, a Delaware corporation
WEBBANK, a Utah chartered industrial bank
WORKING CAPITAL SOLUTIONS, INC., a Delaware corporation
SWH, INC., a Delaware corporation
SUN WELL SERVICES, INC., a Delaware corporation

DGT HOLDINGS CORP. SUBSIDIARIES

DM IMAGING CORP., a Delaware corporation
RFI CORPORATION, a Delaware corporation

HANDY & HARMAN LTD. SUBSIDIARIES

WHEELING-PITTSBURGH CAPITAL CORPORATION, a Delaware corporation
WHX AVIATION CORPORATION, a Delaware corporation
WHX METALS CORPORATION, a Delaware corporation
WHX CS CORPORATION, a Delaware corporation
HANDY & HARMAN GROUP, LTD., a Delaware corporation
HANDY & HARMAN, a New York corporation
BAIRNCO CORPORATION, a Delaware corporation
ALLOY RING SERVICE, INC., a Delaware corporation

CANFIELD METAL COATING CORPORATION, a Delaware corporation
CONTINENTAL INDUSTRIES, INC., an Oklahoma corporation
DANIEL RADIATOR CORPORATION, a Texas corporation
ELE CORPORATION, a California corporation
H&H PRODUCTIONS, INC., a Delaware corporation
HANDY & HARMAN AUTOMOTIVE GROUP, INC., a Delaware corporation
HANDY & HARMAN OF CANADA, LIMITED, a Province of Ontario Canada corporation
HANDY & HARMAN ELE (ASIA) SND BHD., a corporation organized under the laws of Malaysia
HANDY & HARMAN ELECTRONIC MATERIALS CORPORATION, a Florida corporation
HANDY & HARMAN (EUROPE) LIMITED, a corporation organized under the laws of England and Wales
HANDY & HARMAN INTERNATIONAL, LTD., a Delaware corporation
HANDY & HARMAN MANAGEMENT HOLDINGS (HK) LIMITED, a corporation organized under the laws of Hong Kong
HANDY & HARMAN MANUFACTURING (SINGAPORE) PTE. LTD., a corporation organized under the laws of Malaysia
HANDY & HARMAN NETHERLANDS, BV, a corporation organized under the laws of the Netherlands
HANDY & HARMAN PERU, INC., a Delaware corporation
HANDY & HARMAN TUBE COMPANY, INC., a Delaware corporation
HANDY & HARMAN UK HOLDINGS LIMITED, a corporation organized under the laws of England and Wales
HANDYTUBE CORPORATION, a Delaware corporation
INDIANA TUBE CORPORATION, a Delaware corporation
INDIANA TUBE DANMARK A/S, a corporation of Kolding, Denmark
INDIANA TUBE SOLUTIONS, S. De R.L. de C.V., a corporation organized under the law of Mexico
KJ-VMI REALTY, INC., a Delaware corporation
LUCAS-MILHAUPT, INC., a Wisconsin corporation
LUCAS-MILHAUPT HONG KONG LIMITED, a corporation organized under the laws of Hong Kong
LUCAS-MILHAUPT BRAZING MATERIALS (SUZHOU) CO. LTD., a corporation organized under the laws of China
LUCAS-MILHAUPT RIBERAC S.A., a corporation organized under the laws of France
MARYLAND SPECIALTY WIRE, INC., a Delaware corporation
MICRO-TUBE FABRICATORS, INC., a Delaware corporation
OCMUS, INC., an Indiana corporation

OMG, INC., a Delaware corporation
OMG ROOFING, INC., a Delaware corporation
OMNI TECHNOLOGIES CORPORATION OF DANVILLE, a New Hampshire corporation
PAL-RATH REALTY, INC., a Delaware corporation
PLATINA LABORATORIES, INC., a Delaware corporation
RIGBY-MARYLAND (STAINLESS), LTD, a corporation organized under the laws of England and Wales
SHEFFIELD STREET CORPORATION, a Connecticut corporation
SWM, INC., a Delaware corporation
WILLING B WIRE CORPORATION, a Delaware corporation
ARLON, LLC, a Delaware limited liability company
ARLON ADHESIVES & FILMS, INC., a Texas corporation
ARLON INDIA PRIVATE LIMITED, a corporation organized under the laws of India
ARLON MATERIALS FOR ELECTRONICS CO. LTD., a corporation organized under the laws of China
ARLON MATERIAL TECHNOLOGIES CO. LTD., a corporation organized under the laws of China
ARLON MED INTERNATIONAL, LLC, a Delaware limited liability company
ARLON PARTNERS, INC., a Delaware corporation
ARLON SIGNTECH, LTD., a Texas Limited Partnership
ARLON VISCOR, LTD., a Texas Limited Partnership
ATLANTIC SERVICE CO. LTD., a corporation organized under the laws of Canada
ATLANTIC SERVICE CO. (UK) LTD., a corporation organized under the laws of United Kingdom
BERTRAM & GRAF GMBH, a corporation organized under the laws of Germany
KASCO CORPORATION, a Delaware corporation
KASCO ENSAMBLY S.A. DE C.V., a corporation organized under the laws of Mexico
KASCO MEXICO LLC, a Delaware limited liability company
SOUTHERN SAW ACQUISITION CORPORATION, a Delaware corporation.

STEEL EXCEL INC. SUBSIDIARIES

STEEL SPORTS INC., a Delaware corporation
BASEBALL HEAVEN INC., a Delaware corporation

THE SHOW, LLC, a Delaware limited liability company
ARISTOS LOGIC CORPORATION. a Delaware corporation
ADAPTEC FAR EAST, INC., a California corporation
PLATYS COMMUNICATIONS, INC., a Delaware corporation
EUROLOGIC SYSTEMS, INC., a Delaware corporation
ROGUE PRESSURE SERVICES LTD., a Delaware corporation
ADPT (S) PTE. LTD., a corporation organized under the laws of Singapore
ADAPTEC HONG KONG LTD., a corporation organized under the laws of Hong Kong
ADAPTEC (INDIA) PVT LTD., a corporation organized under the laws of India
ARISTOS LOGIC TECHNOLOGY INDIA PVT LTD., a corporation organized under the laws of India
ADPT CI LTD., a corporation organized under the laws of the Cayman Islands
ADPT TECH HOLDING LTD., a corporation organized under the laws of the Cayman Islands
ADPT CAYMAN LICENSING LTD., a corporation organized under the laws of the Cayman Islands
ADPT STORAGE IRELAND LTD., a corporation organized under the laws of Ireland
ADAPTEC LUXEMBOURG SARL, a corporation organized under the laws of Luxembourg
ADAPTEC GMBH, a corporation organized under the laws of Germany
ICP VORTEX COMPUTERSYSTEME GMBH, a corporation organized under the laws of Germany
ADPTUK, LTD., a corporation organized under the laws of United Kingdom
EUROLOGIC SYSTEMS GROUP, LTD., a corporation organized under the laws of Ireland
EUROLOGIC SYSTEMS LTD., a corporation organized under the laws of Ireland
RICHMONT COMPUTERS LTD., a corporation organized under the laws of Ireland